UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2013

Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-11312
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia 30303-1740
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
Cousins Properties Incorporated (the “Registrant”) hereby amends its Current Report on Form 8-K dated February 6, 2013 and filed on February 8, 2013 to provide required financial statements relating to the acquisition by the Registrant of Post Oak Central and the remaining 80% membership interest in Terminus 200 as well as the disposition of 50% of the Registrant’s interests in Terminus 100 and Terminus 200, as described in the Form 8-K.
Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
The following financial statements of Post Oak Central and Terminus 200 are filed herewith and incorporated herein by reference.

Exhibit 99.1 Post Oak Central

Independent Auditors’ Report

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2012

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2012

Exhibit 99.2 Terminus 200

Independent Auditors’ Report

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2012

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2012

(b)	Pro Forma Financial Information
The following pro forma financial statements of the Registrant reflecting the acquisitions of Post Oak Central and the remaining 80% membership interest in Terminus 200 as well as the disposition of 50% of the Registrant’s interest in Terminus 100 and Terminus 200 are filed herewith and incorporated herein by reference.

Exhibit 99.3 Cousins Properties Incorporated

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements

Pro Forma Balance Sheet as of December 31, 2012 (unaudited)

Pro Forma Statement of Comprehensive Income for the year ended December 31, 2012 (unaudited)

(c)	Exhibits

2.1
Membership Interest Purchase Agreement between 3280 Peachtree III LLC and MSREF VII Global U.S. Holdings (FRC), L.L.C., dated December 7, 2012. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

2.2
First Amendment to Membership Interest Purchase Agreement between 3280 Peachtree III LLC and MSREF VII Global U.S. Holdings (FRC), L.L.C., dated January 30, 2013. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

2.3
Sale and Contribution Agreement between Cousins Properties Incorporated, 3280 Peachtree I LLC, 3280 Peachtree III LLC and Terminus Acquisition Company LLC, dated February 4, 2013. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

2.4
Purchase and Sale Agreement (Post Oak Central) between Crescent POC Investors, L.P. and Cousins POC I LLC, dated February 4, 2013. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

23.1	Consent of Frazier & Deeter, LLC.

23.2	Consent of Deloitte & Touche LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2013

COUSINS PROPERTIES INCORPORATED

By: /s/ Pamela F. Roper
Pamela F. Roper
Senior Vice President, General Counsel and Corporate Secretary